UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) — May 11, 2016

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(214) 486-2000

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  REGULATION FD DISCLOSURE.

On May 11, 2016, Energy Future Holdings Corp. (“EFH Corp.”), Energy Future Intermediate Holding Company LLC, and Energy Future Competitive Holdings Company LLC filed a Current Report on Form 8-K (the “EFH 8-K”) with the Securities and Exchange Commission (the “SEC”) containing certain financial information relating to Oncor Electric Delivery Company LLC (“Oncor”). A copy of the EFH 8-K is available on the SEC’s public website, www.sec.gov, with EFH Corp.’s filings (file number 1-12833).

Certain of the financial forecasts included in exhibit 99.2 to the EFH 8-K were prepared by EFH Corp. based on information provided by Oncor. The information relating to Oncor provided to EFH Corp. and included in those forecasts was not prepared with a view towards public disclosure or in accordance with generally accepted accounting principles or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.”  In this regard, neither the independent auditor of Oncor nor any other independent accountant has examined, compiled or performed any procedures with respect to such financial information and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for such information. The inclusion of financial forecasts relating to Oncor in the EFH 8-K should not be regarded as an indication that Oncor considered, or now considers, this information to be necessarily predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K. Readers are cautioned not to place undue reliance on the financial information relating to Oncor contained in exhibit 99.2 to the EFH 8-K.

All of the financial information relating to Oncor contained in exhibit 99.2 to the EFH 8-K is forward-looking in nature. This information is speculative by its nature and was based upon numerous expectations, beliefs, opinions, and assumptions, which are inherently uncertain and many of which are beyond the control of Oncor and may not prove to be accurate. In addition, the information is subjective in many respects and thus subject to interpretation, including as discussed herein. Further, the information relates to multiple future years and such information by its nature becomes less predictive with each succeeding year. Accordingly, Oncor cannot provide assurance that the forecasts will be realized; rather, actual future financial results may vary materially from the forward-looking information presented in the EFH 8-K. Except as required by law, Oncor does not intend to update or revise publicly any of the information relating to Oncor presented in the EFH 8-K to reflect circumstances or other events occurring after the date the information was provided to EFH Corp. or to reflect the occurrence of future events. For additional information on factors that may cause actual future financial results to vary materially from the information presented in the EFH 8-K, see “Forward-Looking Statements” below.

Forward-Looking Statements

The EFH 8-K contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements in the EFH 8-K relating to Oncor, other than statements of historical facts, are forward-looking statements. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed in Oncor’s Annual Report on Form 10-K for the year ended December 31, 2015 and Oncor’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the dates information was provided to EFH Corp.. Oncor undertakes no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

/s/ David M. Davis
	Name:	David M. Davis
	Title:	Senior Vice President and Chief Financial Officer

Dated: May 11, 2016